UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2022

4FRONT VENTURES CORP.

(Exact name of registrant as specified in its charter}

British Columbia	000-56075	83-4168417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5060 N. 40th Street, Suite 120

Phoenix, Arizona 85018

(Address of principal executive offices including zip code)

(602) 633-3067

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Subordinate Voting Shares, no par value	FFNTF	OTCQX
	FFNT	CSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Merger Agreement

On January 28, 2022 (the “Closing Date”), 4Front Ventures Corp. (the “Company”) entered into the First Amendment to that certain agreement and plan of merger (the “Merger Agreement”) by and among the Company, New England Cannabis Corporation, Inc., a Massachusetts corporation (“NECC”), Kenneth V. Stevens (“Mr. Stevens”), who is the sole owner of all of the issued and outstanding capital stock of NECC, and 4Front NECC Acquisition Co., a Massachusetts corporation (the “Merger Sub”). Pursuant to the terms and conditions of the Merger Agreement, NECC would be merged with and into the Merger Sub, which will change its name to New England Cannabis Corporation, Inc., and continue its corporate existence as a wholly-owned subsidiary of the Company (the “Merger”).

Also on the Closing Date, the parties to the Merger Agreement, as amended, consummated the Merger. At the effective time of the Merger, pursuant to the terms and conditions of the Merger Agreement, as amended, the Company (i) paid Mr. Stevens cash in the amount of USD$9,000,000, and (ii) issued Mr. Stevens 28,571,428 Class A Subordinate Voting shares of the Company (the “SVS”), with a deemed value of $1.05 U.S. dollars per share, or a total estimated valuation of USD$30,000,000.

The foregoing description of the Merger Agreement, as amended, is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on October 8, 2021, and the First Amendment to the Merger Agreement, a complete copy of which is filed as Exhibit 10.3 hereto, each of which is incorporated herein by reference.

Membership Interest Purchase Agreement

In connection with the consummation of the Merger, on the Closing Date, the Company, Mission Partners RE, LLC, a Delaware limited liability company wholly-owned by the Company (“Mission Partners RE”), and Mr. Stevens entered into the First Amendment to that certain membership interest purchase agreement (the “Purchase Agreement”), pursuant to which the Company (through Mission Partners RE) completed its acquisition of 100% of the issued and outstanding membership interests of 29 Everett Street LLC, a Massachusetts limited liability company (the “Everett LLC”), which was solely held by Mr. Stevens and which owns certain real property that is currently leased to and used by NECC. Pursuant to the terms and conditions of the Purchase Agreement, as amended, the Company (i) paid Mr. Stevens cash in the amount of USD$16,000,000, and (ii) issued Mr. Stevens a promissory note (the “Note”) in the initial principal amount of USD$2,000,000, which will bear interest at an annual rate of ten percent (10%) and will mature on the six-month anniversary of the Closing Date.

The foregoing description of the Purchase Agreement, as amended, is qualified in its entirety by reference to the Purchase Agreement, a complete copy of which was filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on October 8, 2021, the First Amendment to the Purchase Agreement, a complete copy of which is filed as Exhibit 10.4 hereto, and the Note, a complete copy of which is filed as Exhibit 10.5 hereto, each of which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above is hereby incorporated by reference into this Item 3.02. Mr. Stevens is an accredited investor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the issuance of the Note and SVS to Mr. Stevens will be made without registration in reliance on Rule 506(b) of Regulation D under the Securities Act, as well as corresponding provisions of state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 28, 2022, Eric Rey resigned as a member of the Board of Directors (the “Board”) and committees of the Board of the Company. Mr. Rey’s resignation was not in connection with any known disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Mr. Rey served as the chairman of the Board’s audit committee. As a result of Mr. Rey’s resignation, the Board appointed current Board member David Daily as chairperson of the Company’s audit committee, effective as of February 2, 2022.

Item 7.01.	Regulation FD Disclosure.

On January 31, 2022, the Company issued a press release regarding the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits:

Exhibit No.	Exhibit
10.1	Agreement and Plan of Merger, dated as of October 6, 2021, by and among 4Front Ventures Corp., New England Cannabis Corporation, Inc., Kenneth V. Stevens, and 4Front NECC Acquisition Co., filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on October 8, 2021 and incorporated herein by reference.
10.2	Membership Interest Purchase Agreement, dated as of October 6, 2021, by and among 4Front Ventures Corp., Kenneth V. Stevens, and Mission Partners RE, LLC, filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on October 8, 2021 and incorporated herein by reference.
10.3	First Amendment to Agreement and Plan of Merger, dated as of January 28, 2022, by and among 4Front Ventures Corp., New England Cannabis Corporation, Inc., Kenneth V. Stevens, and 4Front NECC Acquisition Co.
10.4	First Amendment to Membership Interest Purchase Agreement, dated as of January 28, 2022, by and among 4Front Ventures Corp., Kenneth V. Stevens, and Mission Partners RE, LLC.
10.5	Promissory Note and Pledge Agreement, dated as of January 28, 2022, between 4Front Ventures Corp. and Kenneth V. Stevens.
99.1	Press Release dated January 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	4FRONT	VENTURES CORP.

Date: February 3, 2022		/s/ Leonid Gontmakher
Leonid Gontmakher
Chief Executive Officer